Exhibit 99.6

PROMISSORY NOTE

$16,915,000	January 3, 2006

Subject to the terms and conditions of this Promissory Note (this “Note”), for value received, ACADIA BRANDYWINE CONDOMINIUM, LLC, a Delaware limited liability company (the “Borrower”), hereby promises to pay to the order of ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (“Payee”), at Payee’s offices located at c/o Acadia Realty Trust 1311 Mamaroneck Avenue, Suite 260, White Plains, New York 10605 (or at such other place as Payee designates in writing to the Borrower), in lawful money of the United States of America, the principal sum of SIXTEEN MILLION NINE HUNDRED FIFTEEN THOUSAND DOLLARS ($16,915,000), together with interest at a rate equal to nine percent (9%) per annum. This Note is issued by the Borrower pursuant to that certain Agreement and Plan of Merger, dated as December 22, 2005, by and among Acadia Realty Acquisition I, LLC, ARA BTC LLC, ARA MS LLC, ARA BS LLC, ARA BC LLC, ARA BH LLC, Acadia Investors, Inc., AII BTC LLC, AII MS LLC, AII BS LLC, AII BC LLC, AII BH LLC, Samuel Ginsberg 2000 Trust Agreement #1, Martin Ginsberg 2000 Trust Agreement #1, Martin Ginsburg, Samuel Ginsburg, Adam Ginsburg, GDC SMG, LLC, GDC Beechwood, LLC, Aspen Cove Apartments, LLC and SMG Celebration, LLC (as amended, restated or otherwise modified from time to time, the “Merger Agreement”). Capitalized terms used and not defined herein shall have the meaning given to them in the Merger Agreement. This Note is secured by and entitled to the benefits of the AII Bridge Mortgage of the Borrower.

SECTION 1

PAYMENT

1.1         Maturity Date. All outstanding principal and accrued and unpaid interest on this Note shall be due and payable in full, and this Note shall mature, on July 3, 2006 (the “Maturity Date”).

1.2         Interest. This Note shall bear interest on the outstanding principal amount hereof from and including the date of this Note. Interest shall be calculated on the basis of a 365-day or 366-day year, as the case may be, and charged for the actual number of days elapsed.

1.3         Optional Prepayments. The Borrower may prepay the principal amount of this Note, in whole or in part (together with all accrued interest thereon as of the date of such prepayment), at any time or from time to time, without penalty. Notwithstanding the foregoing, the Borrower shall not make any optional prepayment of this Note unless it shall contemporaneously therewith make an optional prepayment of a pro-rata amount of the other ARA Bridge Notes and the AII Bridge Notes, with such pro-rata amount determined on the basis of the aggregate principal amount of the other ARA Bridge Notes, the AII Bridge Notes and this Note.

1.4        Payment Method. Any payment of principal and interest on this Note will be made in currency of the United States of America by check mailed or by wire transfer of immediately available funds to an account designated by Payee in writing.

SECTION 2

COVENANTS

So long as any principal of, or accrued interest on, this Note is outstanding or any other obligation of the Borrower hereunder shall remain unpaid or unsatisfied:

2.1          Indebtedness. The Borrower shall not directly or indirectly create, incur, assume, extend the maturity of, or otherwise become directly or indirectly liable with respect to, any Indebtedness other than (a) Indebtedness evidenced by this Note, (b) Indebtedness incurred in connection with any refinancing of Indebtedness evidenced by this Note, the other ARA Bridge Notes and the AII Bridge Notes, provided, however, that the Borrower shall not refinance the Indebtedness evidenced by the AII Bridge Notes or the other ARA Bridge Notes unless simultaneously therewith the Borrower refinances all of the Indebtedness evidenced by this Note, (c) Indebtedness owing to Payee or any of its Affiliates and (d) any other Indebtedness if (i) prior to incurring such Indebtedness the Borrower shall give written notice of the proposed Indebtedness (the “Notice of Intention”) to Payee, specifying the amount, interest rate, term and all other material terms and conditions of the proposed Indebtedness, and granting to Payee (for a period of thirty (30) days following its receipt of the Notice of Intention) an irrevocable right to make the loans and enter into commercially reasonable agreements with respect to such Indebtedness on the other terms specified in the Notice of Intention, and (ii) Payee does not exercise such right by delivery of notice to the Borrower within such 30-day period.

2.2          Liens. The Borrower shall not directly or indirectly, create, incur, assume or permit to exist any Liens upon or with respect to any of their respective assets, whether now owned hereafter acquired or any income or profits therefrom, or assign or otherwise convey any right to receive income to secure any Indebtedness, other than (a) Liens existing as of the Closing under the Merger Agreement and (b) Liens created under the ARA Bridge Mortgage of the Borrower.

2.3          Merger, Consolidation, Sale of Assets. The Borrower shall not (a) liquidate, wind-up or dissolve, (b) consolidate or merge with or into any other Person, (c) permit any other Person to consolidate with or merge with or into it or participate in a share exchange with it or (d) sell, lease, transfer, contribute or otherwise dispose of any of its assets to any other Person (other than sales of immaterial and worn out and obsolete assets in the ordinary course of business).

2.4          Loans and Investments. The Borrower shall not (a) make any loan, advance or capital contribution, (b) extend credit to any Person or (c) purchase or otherwise acquire, hold or invest in, or make any commitment to purchase or otherwise acquire, hold or invest in, any debentures, notes and other evidences of Indebtedness, stocks, securities (including rights to purchase and securities convertible into or

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exchangeable for other securities), interests in joint ventures and general and limited partnerships or limited liability companies, mortgage loans and other investment or portfolio assets (owned of record or beneficially by the Borrower), or make or keep outstanding any advance or loans, except in accordance with Section 2.11.

2.5          Dividends, Etc. After the occurrence and during the continuance of an Event of Default, the Borrower shall not declare or pay any cash or asset dividend on any of its membership interests or make any other distribution or disposition of any assets to members in respect of its membership interests (or otherwise), or make, or commit to make, any payment on account of the purchase, redemption or other retirement of any of its membership interests or other equity securities or options, warrants or convertible securities therefor.

2.6          Subsidiaries. The Borrower shall not organize or cause to exist any subsidiary of the Borrower.

2.7          Certain Limitations. The Borrower shall not enter into any agreement with any Person (other than ARA or AII) that prohibits or limits the ability of the Borrower to create, incur, assume or suffer to exist any Lien upon any of the assets or revenues of the Borrower, whether now owned or hereafter acquired.

2.8          Conflicting Agreements. The Borrower shall not enter into any agreements or arrangements that could reasonably be considered to be not in the normal course of business and which by their terms (or reasonably foreseeable effect) materially restrict or materially adversely affect the Borrower’s right and ability to meet its obligations Payee hereunder.

2.9          Affiliate Transactions. The Borrower shall not enter into any transaction with any Affiliate (other than ARA, AII and their respective Affiliates) or any of the other property Owners.

2.10       Change in Nature of Business. The Borrower shall not engage in any business other than the business currently conducted by the Borrower and activities reasonably related thereto.

2.11       Use of Proceeds. The Borrower will use the proceeds of the ARA Bridge Loan only for the purpose of paying the Merger Consideration under the Merger Agreement, expenses of the transactions contemplated thereby and expenses of the Property Owners.

SECTION 3

DEFAULT PROVISIONS

3.1        Events of Defaults Each of the following shall constitute an event of default (“Event of Default”) hereunder:

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(a)          Failure of the Borrower to pay any installment of principal or interest on the date when it is due under this Note;

(b)          Any representation or warranty made by the Borrower in this Note or in the ARA Bridge Mortgage of the Borrower, or in any other document securing this Note, or delivered to Payee by the Borrower in connection with this Note is incorrect in any material respect on or as of the date made;

(c)          Failure of the Borrower to perform or comply with any of the agreements, conditions, covenants, provisions or stipulations contained in this Note or in the ARA Bridge Mortgage of the Borrower or in any other document securing this Note, or delivered to Payee by the Borrower in connection with this Note, and continuance of such failure uncured for ten (10) days after written notice specifying such failure and requesting that it be cured is given by Payee to the Borrower, provided that if the failure is of such a nature that it can be cured (as determined by Payee) but not within the ten (10) day period, it shall not constitute an Event of Default so long as the Borrower promptly initiate remedial action within such ten (10) day period and diligently pursue such action in a manner reasonably satisfactory to Payee. Notice to be provided for non monetary default only;

(d)          The occurrence of an event of default or Event of Default as defined in any of the ARA Bridge Mortgage of the Borrower or any document securing this Note or failure to comply with the terms and conditions thereof or of any other document delivered to Payee in connection with this Note by the Borrower and/or any other Person liable, directly or indirectly, for the payment of this Note;

(e)          The occurrence of an event of default or Event of Default as defined in any of the other ARA Bridge Notes or any document securing any of the other ARA Bridge Notes or failure to comply with the terms and conditions thereof or of any other document delivered to Payee in connection with the other ARA Bridge Notes by any Person liable, directly or indirectly, for the payment of any ARA Bridge Note;

(f)           Any event or condition occurs that results in any Indebtedness of the Borrower in excess of $1,000,000 becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of such Indebtedness or any trustee or agent on its or their behalf to cause any such Indebtedness to become due, or to require the prepayment repurchase, redemption or defeasance thereof, prior to its scheduled maturity;

(g)          Failure of the Borrower to comply with or perform any terms, obligation, covenant or conditions contained in any other agreement between Payee and such Borrower.

(h)          (i) A court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or

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order is not stayed, or any other similar relief shall be granted and remain unstayed under any applicable federal or state law; or (ii) an involuntary case is commenced against the Borrower under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or over all or a substantial part of any of their respective assets, shall have been entered; or an interim receiver, trustee or other custodian of the Borrower for all or a substantial part of their respective assets is involuntarily appointed, or a warrant of attachment, execution or similar process is issued against any substantial part of the assets of the Borrower and the continuance of any such events in this clause (ii) for forty five (45) days unless dismissed, bonded, stayed, vacated or discharged;

(i)           The Borrower shall have an order for relief entered with respect to it or commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or making possession by a receiver, trustee or other custodian for all or a possession by a receiver, trustee or other custodian for all or a substantial part of its assets or the making by the Borrower of any assignment for the benefit of creditors the admission by the Borrower in writing of its inability to pay its debts as such debts become due; or the managing member or members, as applicable, of the Borrower (or any committee thereof) adopts any resolution or otherwise authorizes action to approve any of the foregoing;

(j)           The ARA Bridge Mortgage of the Borrower or any Lien granted thereunder shall (except in accordance with its terms) in whole or in part, cease to be effective or cease to be the legally valid, binding and enforceable obligation of the Borrower; or

(k)	Any of the Management Agreements shall terminate or expire.

3.2          Acceleration; Default Interest. Upon the occurrence of any Event of Default, the entire unpaid principal balance due under this Note and all accrued interest due under this Note shall become immediately due and payable, at the option of Payee, without notice or demand other than as required under Section 3.1, and Payee may thereupon exercise all rights and remedies available to Payee under the ARA Bridge Mortgage of the Borrower and under applicable law. While any Event of Default is occurring, this Note shall bear interest on the outstanding principal amount hereof, and accrued and unpaid interest hereon as of the date of such Event of Default, at a rate equal to fifteen percent (15%) per annum, compounded on the last day of March, June, September and December of each year.

3.3        Collection Costs. If this Note is placed in the hands of an attorney for collection, or is collected through probate or bankruptcy court, or through other legal proceedings, the Borrower agrees to pay all out-of-pocket expenses incurred by Payee in

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connection with the enforcement of his rights hereunder, including without limitation, reasonable attorneys’ fees for such collection work.

3.4        Waivers. The terms and provisions of this Note may be changed and any default with respect to this Note may be waived only with the written consent of Payee. Any such consent or waiver by the registered holder of this Note shall be conclusive and binding upon such holder and upon all future holders and owners of this Note and of any Note issued in exchange herefor or in place hereof, in respect of anything done or suffered to be done or omitted to be done by the Borrower in pursuance of such consent or waiver, irrespective of whether or not any notation of such consent or waiver is made upon this Note. No waiver of any term or condition contained herein, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition contained herein on any future occasion.

SECTION 4

GENERAL PROVISIONS

4.1        Governing Law. All questions concerning the construction, validity and interpretation of this Note shall be governed and construed in accordance with the domestic laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

4.2        Severability. If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions hereof shall in no way be affected thereby.

4.3          Notices. All notices, elections, consents, approvals, demands, objections, requests or other communications which the Borrower or Payee may be required or desire to give pursuant to, under or by virtue of this Note must be in writing and sent by (i) hand-delivery, (ii) facsimile transmission with receipted confirmation (and with copy by overnight express mail or courier) or (iii) express mail or courier (for next business day delivery), addressed as follows:

If to Payee:

c/o Acadia Realty Trust

1311 Mamaroneck Avenue

Suite 260

White Plains, New York 10605

Attention: Robert Masters, Esq.

Fax: (914) 428-2139

If to the Borrower:

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GDC Properties

245 Saw Mill River Road

Hawthorne, New York 10532

Attention: Doug Brout

Fax: (914) 407-1545

and to:

Acadia Realty Trust

1311 Mamaroneck Avenue

Suite 260

White Plains, New York 10605

Attention: Robert Masters, Esq.

Fax: (914) 428-2139

The Borrower or Payee may designate another addressee or change their respective address for notices and other communications hereunder by a notice given to the other parties in the manner provided in this Section 4.3. A notice or other communication sent in compliance with the provisions of this Section 4.3 shall be deemed given and received on (a) the date it is delivered to the other party if sent by express mail or courier or hand-delivered, or (b) the date received by facsimile transmission with receipted confirmation (and provided the copy by overnight express mail or courier has been sent under this Section 4.3), provided, however, that if the facsimile is transmitted after 5:00 p.m., New York time, it shall be deemed received the following business day.

4.4        Assignment. No obligation hereunder may be assigned (by operation of law or otherwise) by the Borrower or assumed by another Person without the prior written consent of the Payee and any attempt to do so will be void. Subject to the preceding sentence, this Note is binding upon, inures to the benefit of and is enforceable by the Payee and its successors and assigns.

4.5        Usury. It is the intention of the Borrower and Payee to conform strictly to all applicable usury laws now or hereafter in force, and any interest payable under this Note shall be subject to reduction to the amount not in excess of the maximum legal amount allowed under the applicable usury laws as now or hereafter construed by the courts having jurisdiction over such matters. The aggregate of all interest (whether designated as interest, service charges, points or otherwise) contracted for, chargeable, or receivable under this Note shall under no circumstances exceed the maximum legal rate upon the unpaid principal balance of this Note remaining unpaid from time to time. If such interest does exceed the maximum legal rate, it shall be deemed a mistake and such excess shall be canceled automatically and, if theretofore paid, rebated to the Borrower or credited on the principal amount of this Note, or if this Note has been repaid, then such excess shall be rebated to the Borrower.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the Borrower have caused this Note to be signed in their respective names by their respective authorized officers.

ACADIA BRANDYWINE CONDOMINIUM, LLC

By:___________________________________

Name: Robert Masters

Title: Senior Vice President